                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

--------------------------------------------------------------------------------





                                    FORM 8-K



              Current report pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):             January 27, 1999




                          FIDELITY NATIONAL CORPORATION
--------------------------------------------------------------------------------
               (Exact name of Registrant as Specified in Charter)

Georgia                            0-22374                      58-1416811
--------------------------------------------------------------------------------
(State or other            (Commission File Number)             (IRS Employer
jurisdiction of                                                 Identification
incorporation)                                                  Number)


             3490 Piedmont Road, Suite 1550, Atlanta, Georgia 30305
--------------------------------------------------------------------------------
                    (Address of Principal Executive Offices)



Registrant's Telephone Number, including area code:   (404) 240-1504
                                                      --------------------------

Item 5.  Other Events

         On January 27, 1999 Fidelity National Corporation issued the following press release announcing its 1998 Fourth Quarter Year-End results and a Fourth Quarter 1997 restatement of earnings.

                          FIDELITY NATIONAL CORPORATION
                 ANNOUNCES 1998 FOURTH QUARTER YEAR-END RESULTS
                      AND A FOURTH QUARTER 1997 RESTATEMENT

         ATLANTA, GA (January 27, 1999) - Fidelity National Corporation ("Fidelity") (NASDAQ:LION) announced that Fidelity's net income for the year ended December 31, 1998, was $3,853,000 compared to $963,000 for 1997, as restated, a 300% increase. Basic earnings per share for 1998 were $.43 compared to $.15 for 1997, as restated. Diluted earnings per share for 1998 were $.42 compared to $.15 for 1997, as restated.

         Net income for the fourth quarter of 1998 was $504,000 or $.06 basic earnings per share, compared to a loss of $225,000 or $.08 per share for the same period of 1997, as restated. Diluted earnings per share for the fourth quarter of 1998 were $.05 compared to a loss of $.08 per share for 1997, as restated.

         Total assets were $713 million at December 31, 1998, compared to $657 million at December 31, 1997. Compared to December 31, 1997, total loans including loans held-for-sale increased 22.6% to $536 million and deposits increased 9.3% to $621 million, while shareholders' equity increased 6.2% to $55 million.

         Fidelity Chairman, Jim Miller, said that the 1998 results were affected by an after-tax write-down of a piece of commercial real estate by $384,000 or $.05 per share in the fourth quarter. He also said that anticipated on-going reductions in regulatory costs and Y2K expenses and maturity of the three branches opened in 1998 will benefit earnings in the future.

         When operating results in 1998 are compared to 1997, some highlights include a 20.2% reduction in loan charge-offs, 66.0% increase in loan loss recoveries, 27.0% increase in Fidelity National Bank's non-interest income, 22.6% growth in total loans including loans held-for-sale, and a small .9% increase in salary and benefit costs.

         Fidelity reported that while closing its books for 1998, it discovered an error which resulted in an overstatement of the value of its only securitization asset at year-end 1997. The asset's lower valuation resulted from higher than expected loan prepayments and credit losses. The restatement of fourth quarter reduced 1997 earnings by $871,236 or $.18 per share.

         Fidelity also announced that on December 1, 1998, the Office of the Comptroller of the Currency lifted the Formal Agreement between Fidelity National Bank and the OCC which releases Fidelity National Bank from certain restrictions on capital levels and dividend payments.

         Fidelity National Corporation, through its operating companies, Fidelity National Bank, Fidelity National Mortgage Corporation, and Fidelity National Capital Investors, Inc., provides banking, trust, mortgage, and investment brokerage services through 19 branches in Atlanta and loan production offices in Jacksonville and Tampa, Florida.

         This release contains certain forward-looking statements including statements relating to present or future trends or factors generally affecting the banking industry and specifically affecting Fidelity's operations, markets and products. Without limiting the foregoing, the words "believes," "anticipates," "intends," "expects" or similar expressions are intended to identify forward-looking statements. These forward-looking statements involve certain risks and uncertainties. Actual results could differ materially from those projected for many reasons, including, without limitation, changing events and trends that have influenced Fidelity's assumptions, but that are beyond Fidelity's control. These trends and events include (i) changes in the interest rate environment which may reduce margins, (ii) non-achievement of expected growth, (iii) less favorable than anticipated changes in the national and local business environment and securities markets, (iv) adverse changes in the regulatory requirements affecting Fidelity, and (v) greater competitive pressures among financial institutions in Fidelity's market. Additional information and other factors that could affect future financial results are included in Fidelity's filings with the Securities and Exchange Commission.

                          FIDELITY NATIONAL CORPORATION
                      CONSOLIDATED STATEMENTS OF CONDITION
                                   (UNAUDITED)



                                                    DECEMBER 31,          DECEMBER 31,
ASSETS                                                  1998                  1997
                                                    -------------         -------------

CASH AND DUE FROM BANKS                             $  34,144,180         $  28,192,714
FEDERAL FUNDS SOLD                                     45,785,746            41,068,827
INVESTMENTS AVAILABLE FOR SALE                         43,404,870            88,007,985
INVESTMENTS HELD TO MATURITY                           29,652,667            37,925,224
LOANS HELD FOR SALE                                    39,655,259             4,360,765
LOANS, NET OF UNEARNED INCOME                         496,220,907           432,820,665
ALLOWANCE FOR LOAN LOSSES                             (11,910,601)          (14,319,591)
                                                    -------------         -------------
LOANS, NET                                            484,310,306           418,501,074
PREMISES AND EQUIPMENT                                 19,643,697            20,517,650
OTHER REAL ESTATE                                       1,093,264             2,259,704
ACCRUED INTEREST RECEIVABLE                             4,560,617             3,917,066
OTHER ASSETS                                           10,626,947            12,181,758
                                                    -------------         -------------

     TOTAL ASSETS                                   $ 712,877,553         $ 656,932,767
                                                    =============         =============


LIABILITIES

DEPOSIT LIABILITIES:
  NONINTEREST BEARING DEMAND                        $ 102,424,607         $  87,054,288
  INTEREST BEARING DEMAND/
    MONEY MARKET                                      128,053,878            83,756,126
  SAVINGS                                              21,867,183            21,748,732
  TIME DEPOSITS, $100,000 AND OVER                    107,599,557            98,190,352
  OTHER TIME DEPOSITS                                 261,318,402           277,567,827
                                                    -------------         -------------
    TOTAL DEPOSIT LIABILITIES                         621,263,627           568,317,325

FED FUNDS PURCHASED/SECURITIES SOLD/
  OTHER SHORT-TERM BORROWINGS                          16,515,867            16,367,839
LONG-TERM DEBT                                         15,650,000            15,800,000
ACCRUED INTEREST PAYABLE                                3,189,129             3,192,701
OTHER LIABILITIES                                       1,703,450             1,906,800
                                                    -------------         -------------
    TOTAL LIABILITIES                                 658,322,073           605,584,665

SHAREHOLDERS' EQUITY

  PREFERRED STOCK                                       6,150,000             6,150,000
  COMMON STOCK                                         35,124,941            34,943,110
  TREASURY STOCK                                          (69,325)              (69,325)
  UNREALIZED GAIN ON INVESTMENTS, NET OF TAX               75,968               208,694
  RETAINED EARNINGS                                    13,273,896            10,115,623
                                                    -------------         -------------
    TOTAL SHAREHOLDERS' EQUITY                         54,555,480            51,348,102
                                                    -------------         -------------

    TOTAL LIABILITIES AND EQUITY                    $ 712,877,553         $ 656,932,767
                                                    =============         =============



BOOK VALUE PER SHARE                                $        5.95         $        5.57
                                                    =============         =============
SHARES OF COMMON STOCK OUTSTANDING                      8,133,866             8,114,407
                                                    =============         =============

                          FIDELITY NATIONAL CORPORATION
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                   TWELVE MONTHS ENDED                 QUARTER ENDED
                                                      DECEMBER 31,                      DECEMBER 31,
                                              ----------------------------      -----------------------------
                                                 1998             1997             1998              1997
                                              -----------      -----------      -----------      ------------

INTEREST INCOME
   LOANS, INCLUDING FEES                      $55,295,291      $56,010,450      $14,267,172      $ 13,477,750
   INVESTMENT SECURITIES
      TAXABLE                                   6,631,283        4,835,128        1,553,691         1,253,266
  FEDERAL FUNDS SOLD                            1,689,132        1,238,941          421,540           600,482
  DEPOSITS WITH OTHER BANKS                       156,465           68,463           56,814            12,011
                                              -----------      -----------      -----------      ------------
      TOTAL INTEREST INCOME                    63,772,171       62,152,982       16,299,217        15,343,509

INTEREST EXPENSE
   DEPOSITS                                    25,550,474       24,236,294        6,620,414         6,149,007
   SHORT-TERM BORROWINGS                          759,736          485,593          285,818            98,924
   LONG-TERM DEBT                               1,434,390        1,487,673          357,360           361,484
                                              -----------      -----------      -----------      ------------
      TOTAL INTEREST EXPENSE                   27,744,600       26,209,560        7,263,592         6,609,415
                                              -----------      -----------      -----------      ------------

NET INTEREST INCOME                            36,027,571       35,943,422        9,035,625         8,734,094

PROVISION FOR LOAN LOSS                         9,450,000       14,435,000        2,700,000         2,765,000
                                              -----------      -----------      -----------      ------------

NET INTEREST INCOME AFTER
  PROVISION FOR LOAN LOSS                      26,577,571       21,508,422        6,335,625         5,969,094

NONINTEREST INCOME
  SERVICE CHARGES/DEPOSITS                      2,376,002        2,096,948          647,181           526,073
  CREDIT CARD FEES                              3,277,781        3,083,913          857,863           819,267
  MORTGAGE BANKING ACTIVITIES                   3,750,571        4,902,945        1,002,571           811,765
  SECURITIES GAINS, NET                           254,737          140,090          121,202           140,090
  OTHER OPERATING INCOME                        9,280,506        7,154,860        2,266,915         2,093,526
                                              -----------      -----------      -----------      ------------
    TOTAL OTHER INCOME                         18,939,597       17,378,756        4,895,732         4,390,721


NONINTEREST EXPENSE
  SALARIES/EMPLOYEE BENEFITS                   17,162,862       17,012,788        4,297,561         4,362,148
  FURNITURE AND EQUIPMENT                       2,757,686        2,293,866          747,303           616,037
  NET OCCUPANCY                                 3,225,106        2,974,877          725,815           602,750
  CREDIT CARD PROCESSING                        3,011,844        2,814,563          714,375           657,417
  MORTGAGE SERVICING RIGHTS AMORTIZATION          910,207          788,201          264,219           177,853
  OTHER OPERATING EXPENSES                     12,380,245       11,536,222        3,678,791         4,269,926
                                              -----------      -----------      -----------      ------------
    TOTAL OTHER EXPENSE                        39,447,950       37,420,517       10,428,064        10,686,131
                                              -----------      -----------      -----------      ------------

INCOME BEFORE INCOME TAXES                      6,069,218        1,466,661          803,293          (326,316)

INCOME TAX EXPENSE                              2,216,630          503,748          298,907          (101,246)
                                              -----------      -----------      -----------      ------------

NET INCOME                                    $ 3,852,588      $   962,913      $   504,386      $   (225,070)
                                              ===========      ===========      ===========      ============

NET INCOME AVAILABLE TO
      COMMON SHAREHOLDERS                     $ 3,483,588      $   711,835      $   504,386      $   (348,070)
                                              ===========      ===========      ===========      ============

BASIC EARNINGS PER SHARE                      $      0.43      $      0.15      $      0.06      $      (0.08)
                                              ===========      ===========      ===========      ============

DILUTED EARNINGS PER SHARE                    $      0.42      $      0.15      $      0.05      $      (0.08)
                                              ===========      ===========      ===========      ============

WEIGHTED AVERAGE COMMON
   SHARES OUTSTANDING                           8,123,049        4,831,364        8,132,320         5,344,959
                                              ===========      ===========      ===========      ============

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                           FIDELITY NATIONAL CORPORATION


                                           BY: /S/ JAMES B. MILLER, JR.
                                               ---------------------------------
                                                   JAMES B. MILLER, JR.
                                                   CHAIRMAN











Date:   January 28, 1999